UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 10, 2002



                                FONAR CORPORATION
             (Exact name of Registrant as specified in its charter)


   Delaware                         0-10248                        11-2464137
---------------                   -----------                  -----------------
(State or other                  (Commission                    (I.R.S. Employer
jurisdiction of                  File Number)                    Identification
incorporation)                                                       No.)

                 110 Marcus Drive,
                Melville, New York                         11747
              ---------------------                      ----------
              (Address of Principal                      (ZIP CODE)
                Executive Offices)

                                 (631) 694-2929
              -----------------------------------------------------
              (Registrant's telephone number, including area code:)


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGE IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective as of September 10, 2002, Fonar Corporation (the "Company") as a result of the recent merger of several of the Partners of Grassi & Co., CPA's P.C. into Marcum & Kliegman, LLP, engaged Marcum & Kliegman, LLP as its independent accountant. The decision to change accountants was approved by the Board of Directors of the Company.

The Grassi & Co., CPA's, P.C. report on the Company's financial statements for the past two fiscal years ended June 30, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended June 30, 2001 and 2000, and the subsequent interim period through September 10, 2002, there were no disagreements with Grassi & Co., CPA's, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grassi & Co., CPA's, P.C., would have caused Grassi & Co., CPA's, P.C. to make reference thereto in their report on the financial statements for such years.

During the two most recent fiscal years and the subsequent interim period through September 10, 2002 there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

During the two most recent fiscal years and the subsequent interim period through September 10, 2002, neither the Company nor anyone on its behalf, has consulted with Marcum & Kliegman, LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements: or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1) (v) of Regulation S-K.

The Company provided Grassi & Co., CPA's, P.C. with a copy of the disclosure made under this Item 4 of Form 8-K and has requested that Grassi & Co., CPA's, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, when received, will be filed by amendment as Exhibit 16 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16. - Letter from Grassi & Co. CPA's, P.C.: To be filed by amendment.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 16, 2002                        Fonar Corporation



                                        By  /s/ Raymond V. Damadian
                                            ---------------------

                                            Raymond V. Damadian
                                            President & Chairman